                  May 26, 1999                                    CONFIDENTIAL



                  Materials Prepared for the Board of Directors
                  CPI Corporation

                                                       CONFIDENTIAL           1
--------------------------------------------------------------------------------
         CPI Corporation

Overview of Sale Process
--------------------------------------------------------------------------------

         The Board of Directors in July of 1998 authorized CSFB to confidentially contact a limited number of potential strategic buyers

         The strategic parties, which included Sears, Hallmark, American Greetings, Jostens, GrandVision and Applied Graphics, all indicated that they had no interest in pursuing a transaction with CPI

         Following the lack of strategic buyer interest, the Board authorized CSFB in January of 1999 to initiate a confidential auction process with financial buyers

         o  31 potential financial buyers were contacted

         o 25 potential buyers executed confidentiality letters and received the offering memorandum

         o Five potential buyers submitted preliminary bids for the Company and were invited to conduct in-depth due diligence including: (i) a management presentation, (ii) access to a comprehensive data room, and (iii) CSFB-chaperoned meetings with management.

         o Four buyers submitted final offers for the Company, three with fully committed financing



       American Securities Capital Partner's final cash offer price of $37.00 per share (backed by fully underwritten financing) is the strongest offer received.


  CREDIT | FIRST
  SUISSE | BOSTON

                                                        CONFIDENTIAL           2
--------------------------------------------------------------------------------
         CPI Corporation

Overview of Sale Process
--------------------------------------------------------------------------------

Note: Information is subject to confidentiality agreements.
Overview of Financial Buyer Auction Process
--------------------------------------------------------------------------------

                                                 OFFERING          PRELIMINARY         MANAGEMENT
PARTICIPANTS                                    MEMORANDUM            BID             PRESENTATION      DUE DILIGENCE     FINAL BID
------------------------------------------------------------------------------------------------------------------------------------
[Bidder No. 1]
                                                ------------------------------------------------------------------------------------
[Bidder No. 2]                                      x               $33-$35                 x                 x                x
                                                ------------------------------------------------------------------------------------
[Bidder No. 3]                                      x
                                                ------------------------------------------------------------------------------------
[Bidder No. 4]                                      x
                                                ------------------------------------------------------------------------------------
[Bidder No. 5]
                                                ------------------------------------------------------------------------------------
[Bidder No. 6]                                      x
                                                ------------------------------------------------------------------------------------
[Bidder No. 7]                                      x               $34-$36                 x                 x                x
                                                ------------------------------------------------------------------------------------
[Bidder No. 8]
                                                ------------------------------------------------------------------------------------
[Bidder No. 9]                                      x
                                                ------------------------------------------------------------------------------------
[Bidder No. 10]                                     x
                                                ------------------------------------------------------------------------------------
[Bidder No. 11]                                     x
                                                ------------------------------------------------------------------------------------
[Bidder No. 12]
                                                ------------------------------------------------------------------------------------
[Bidder No. 13]                                      x
                                                ------------------------------------------------------------------------------------
[Bidder No. 14]                                      x
                                                ------------------------------------------------------------------------------------
[Bidder No. 15]
                                                ------------------------------------------------------------------------------------
[Bidder No. 16]                                       x
                                                ------------------------------------------------------------------------------------
[Bidder No. 17]                                       x               $33-$36                 x                 x                x
                                                ------------------------------------------------------------------------------------
[Bidder No. 18]                                       x
                                                ------------------------------------------------------------------------------------
[Bidder No. 19]                                       x
                                                ------------------------------------------------------------------------------------
[Bidder No. 20]                                       x
                                                ------------------------------------------------------------------------------------
[Bidder No. 21]                                       x
                                                ------------------------------------------------------------------------------------
[Bidder No. 22]                                       x
                                                ------------------------------------------------------------------------------------
[Bidder No. 23]                                       x
                                                ------------------------------------------------------------------------------------
[Bidder No. 24]                                       x               $32-$35                 x                 x                x
                                                ------------------------------------------------------------------------------------
[Bidder No. 25]                                       x               $33-$36                 x                 x
                                                ------------------------------------------------------------------------------------
[Bidder No. 26]
                                                ------------------------------------------------------------------------------------
[Bidder No. 27]                                       x
                                                ------------------------------------------------------------------------------------
[Bidder No. 28]                                       x
                                                ------------------------------------------------------------------------------------
[Bidder No. 29]                                       x
                                                ------------------------------------------------------------------------------------
[Bidder No. 30]                                       x
                                                ------------------------------------------------------------------------------------
[Bidder No. 31]                                       x
------------------------------------------------------------------------------------------------------------------------------------

  CREDIT | FIRST
  SUISSE | BOSTON
[B

                                                       CONFIDENTIAL           3
--------------------------------------------------------------------------------
         CPI CORPORATION

Overview of Sale Process
--------------------------------------------------------------------------------

Note: Information is subject to confidentiality agreements.
Final Bid Results
(Dollars in Millions, except per share amounts)
--------------------------------------------------------------------------------

                                                                                                                DEBT/
                                                        CAPITALIZATION                                         EBITDA
                                   PURCHASE   ------------------------------------                           (INCLUDING
                            FINAL   PRICE/    SENIOR  SUBORDINATED                  FINANCING        DEBT/     UNDRAWN        DEBT/
POTENTIAL BUYER              BID    EBITDA     DEBT       DEBT      EQUITY   TOTAL    STATUS        EBITDA   REVOLVER)(11)   CAPITAL
-----------------------------------------------------------------------------------------------------------------------------------
American Securities
  Capital Partners
  Per Share                 $37.00   6.5X     $151        $150       $116    $416   Fully committed  5.0X        5.4X          72%
  Equity Purchase Price     $387                                                    with bridge
  Adjusted Purchase Price   $368                                                    loan


Bidder #2
  Per Share (2)             $35.50   6.2X     $160        $125       $100    $385   Fully committed  4.8X        5.4X          74%
  Equity Purchase Price     $374                                                    with bridge
  Adjusted Purchase Price   $373                                                    loan


Bidder #3
  Approximate Per Share (3) $35.87   6.3X     $135        $175       $89     $399   Committed Bank   5.2X        5.8X          78%
  Equity Purchase Price     $374                      equity         $66            Loan and Highly
                                                      contribution                  Confident
  Adjusted Purchase Price   $373                      nominal senior $23            letter for
                                                      preferred                     Subordinated
                                                                                    Debt

Bidder #4
  Per Share                 $33.00   5.7X     $138        $150       $68     $356   Fully committed  4.8X        5.3X          81%
  Equity Purchase Price     $342                                                    financing with
  Adjusted Purchase Price   $340                                                    bridge loan

--------------------------------------------------------------------------------
(1) Includes undrawn revolving credit facility to fund working capital requirements of $19.3MM for ASCP, $35MM for Bidder #2, $35MM for
    Bidder #3, and $2.5MM for Bidder #4.
(2) Per share offer of $35.00 in final bid letter, $35.50 verbally after the final bid letter sent.
(3) Per share consideration of $35.00 cash and one share of senior preferred stock with a $2.00 initial liquidation value. At a discount of 20%, the 12-year present value of the senior preferred is $0.87 (under certain circumstances this security may pay off earlier). Preferred shares would be owned by the current shareholders, comprising $22.7 million of the pro forma equity. Management and Bidder #3 will contribute a total $66.3 milion of equity to the pro forma capital structure.

   CREDIT | FIRST
   SUISSE | BOSTON

                                                       CONFIDENTIAL           4
--------------------------------------------------------------------------------
         CPI Corporation

Overview of Proposed Transaction
--------------------------------------------------------------------------------

  The proposed purchase price of $37.00 per share represents a significant premium to CPI's current and historical trading levels:

    o  21% premium to CPI's market price of $30.50 per share as of May 24, 1999.

    o 39% premium to CPI's share price of only three weeks ago ($26.56 on April 30, 1999).

    o 53% premium to CPI's LTM volume weighted average closing price of $24.15 per share.

    o 7% premium to CPI's all-time trading high of $34.75 achieved in June of 1991.


          CPI Corp -- Stock Price
          May 24, 1996 through May 24, 1999


                                 [LINE GRAPH]


       Date        Price

      5/21/96     17.5000
      5/22/96     17.5000
      5/23/96     17.5000
      5/24/96     17.8750
      5/28/96     18.2500
      5/29/96     18.0000
      5/30/96     17.1250
      5/31/96     16.3750
       6/3/96     15.5000
       6/4/96     15.6250
       6/5/96     15.7500
       6/6/96     16.2500
       6/7/96     16.2500
      6/10/96     16.5000
      6/11/96     16.8750
      6/12/96     16.7500
      6/13/96     16.5000
      6/14/96     16.7500
      6/17/96     16.5000
      6/18/96     16.5000
      6/19/96     16.3750
      6/20/96     16.1250
      6/21/96     16.3750
      6/24/96     16.3750
      6/25/96     16.3750
      6/26/96     16.3750
      6/27/96     16.5000
      6/28/96     16.5000
       7/1/96     16.5000
       7/2/96     16.6250
       7/3/96     16.6250
       7/5/96     16.6250
       7/8/96     16.5000
       7/9/96     16.0000
      7/10/96     15.6250
      7/11/96     15.7500
      7/12/96     15.7500
      7/15/96     15.7500
      7/16/96     14.8750
      7/17/96     14.7500
      7/18/96     15.2500
      7/19/96     15.2500
      7/22/96     15.0000
      7/23/96     14.6250
      7/24/96     14.1250
      7/25/96     14.1250
      7/26/96     13.8750
      7/29/96     13.8750
      7/30/96     14.5000
      7/31/96     14.3750
       8/1/96     14.2500
       8/2/96     14.0000
       8/5/96     14.2500
       8/6/96     14.5000
       8/7/96     15.0000
       8/8/96     17.6250
       8/9/96     18.2500
      8/12/96     18.0000
      8/13/96     17.7500
      8/14/96     17.7500
      8/15/96     17.8750
      8/16/96     17.6250
      8/19/96     19.0000
      8/20/96     18.7500
      8/21/96     18.5000
      8/22/96     18.5000
      8/23/96     18.6250
      8/26/96     18.5000
      8/27/96     18.5000
      8/28/96     18.6250
      8/29/96     18.5000
      8/30/96     18.3750
       9/3/96     18.5000
       9/4/96     18.5000
       9/5/96     18.5000
       9/6/96     18.5000
       9/9/96     18.5000
      9/10/96     18.3750
      9/11/96     18.3750
      9/12/96     18.6250
      9/13/96     18.6250
      9/16/96     18.7500
      9/17/96     18.6250
      9/18/96     18.6250
      9/19/96     18.5000
      9/20/96     18.8750
      9/23/96     18.6250
      9/24/96     18.6250
      9/25/96     18.5000
      9/26/96     18.6250
      9/27/96     18.7500
      9/30/96     18.7500
      10/1/96     18.8750
      10/2/96     19.2500
      10/3/96     19.3750
      10/4/96     19.5000
      10/7/96     20.6250
      10/8/96     20.7500
      10/9/96     20.7500
     10/10/96     21.0000
     10/11/96     21.1250
     10/14/96     21.1250
     10/15/96     21.1250
     10/16/96     21.1250
     10/17/96     21.0000
     10/18/96     19.7500
     10/21/96     19.5000
     10/22/96     18.7500
     10/23/96     19.0000
     10/24/96     19.2500
     10/25/96     19.1250
     10/28/96     19.0000
     10/29/96     19.0000
     10/30/96     19.2500
     10/31/96     19.0000
      11/1/96     19.0000
      11/4/96     18.6250
      11/5/96     17.5000
      11/6/96     17.6250
      11/7/96     18.0000
      11/8/96     17.6250
     11/11/96     17.7500
     11/12/96     17.6250
     11/13/96     17.6250
     11/14/96     17.5000
     11/15/96     17.5000
     11/18/96     17.5000
     11/19/96     17.5000
     11/20/96     17.5000
     11/21/96     17.3750
     11/22/96     17.2500
     11/25/96     17.2500
     11/26/96     17.0000
     11/27/96     17.1250
     11/29/96     17.0000
      12/2/96     17.1250
      12/3/96     17.1250
      12/4/96     17.0000
      12/5/96     16.8750
      12/6/96     16.8750
      12/9/96     17.0000
     12/10/96     16.7500
     12/11/96     17.0000
     12/12/96     16.6250
     12/13/96     16.7500
     12/16/96     16.5000
     12/17/96     16.3750
     12/18/96     16.3750
     12/19/96     16.6250
     12/20/96     17.5000
     12/23/96     16.7500
     12/24/96     16.3750
     12/26/96     16.3750
     12/27/96     16.5000
     12/30/96     16.7500
     12/31/96     16.7500
       1/2/97     16.8750
       1/3/97     16.8750
       1/6/97     17.1250
       1/7/97     17.8750
       1/8/97     17.7500
       1/9/97     18.5000
      1/10/97     18.2500
      1/13/97     18.2500
      1/14/97     18.2500
      1/15/97     18.0000
      1/16/97     17.8750
      1/17/97     18.0000
      1/20/97     18.0000
      1/21/97     17.8750
      1/22/97     18.2500
      1/23/97     18.3750
      1/24/97     18.3750
      1/27/97     18.2500
      1/28/97     18.2500
      1/29/97     18.3750
      1/30/97     18.3750
      1/31/97     18.5000
       2/3/97     18.8750
       2/4/97     18.8750
       2/5/97     18.7500
       2/6/97     18.7500
       2/7/97     18.8750
      2/10/97     18.8750
      2/11/97     19.2500
      2/12/97     19.2500
      2/13/97     19.1250
      2/14/97     18.7500
      2/18/97     19.3750
      2/19/97     19.3750
      2/20/97     19.2500
      2/21/97     19.3750
      2/24/97     19.3750
      2/25/97     19.2500
      2/26/97     19.1250
      2/27/97     18.8750
      2/28/97     18.3750
       3/3/97     18.6250
       3/4/97     18.5000
       3/5/97     18.5000
       3/6/97     18.5000
       3/7/97     18.3750
      3/10/97     18.7500
      3/11/97     18.6250
      3/12/97     18.5000
      3/13/97     18.3750
      3/14/97     18.0000
      3/17/97     18.1250
      3/18/97     17.7500
      3/19/97     17.3750
      3/20/97     17.5000
      3/21/97     17.5000
      3/24/97     17.2500
      3/25/97     16.6250
      3/26/97     16.8750
      3/27/97     16.8750
      3/31/97     16.8750
       4/1/97     16.8750
       4/2/97     17.0000
       4/3/97     17.2500
       4/4/97     17.5000
       4/7/97     17.3750
       4/8/97     17.6250
       4/9/97     17.2500
      4/10/97     17.5000
      4/11/97     17.2500
      4/14/97     17.1250
      4/15/97     16.8750
      4/16/97     17.0000
      4/17/97     17.0000
      4/18/97     16.8750
      4/21/97     16.6250
      4/22/97     16.8750
      4/23/97     16.5000
      4/24/97     16.1250
      4/25/97     16.0000
      4/28/97     16.0000
      4/29/97     16.2500
      4/30/97     16.1250
       5/1/97     16.2500
       5/2/97     17.0000
       5/5/97     16.8750
       5/6/97     17.1250
       5/7/97     17.3750
       5/8/97     16.8750
       5/9/97     16.8750
      5/12/97     17.1250
      5/13/97     17.0000
      5/14/97     17.6250
      5/15/97     18.6250
      5/16/97     18.6250
      5/19/97     18.5000
      5/20/97     18.2500
      5/21/97     18.5000
      5/22/97     18.8750
      5/23/97     19.0000
      5/27/97     19.1250
      5/28/97     19.3750
      5/29/97     19.2500
      5/30/97     18.7500
       6/2/97     18.7500
       6/3/97     18.7500
       6/4/97     18.6250
       6/5/97     18.7500
       6/6/97     18.7500
       6/9/97     19.0000
      6/10/97     18.7500
      6/11/97     18.6250
      6/12/97     18.5000
      6/13/97     18.8750
      6/16/97     18.7500
      6/17/97     18.6250
      6/18/97     18.8750
      6/19/97     19.0000
      6/20/97     18.8750
      6/23/97     18.8750
      6/24/97     19.2500
      6/25/97     19.5625
      6/26/97     20.3750
      6/27/97     20.6250
      6/30/97     21.0000
       7/1/97     21.0625
       7/2/97     21.1250
       7/3/97     20.7500
       7/7/97     21.0000
       7/8/97     21.1250
       7/9/97     21.2500
      7/10/97     21.1250
      7/11/97     22.0000
      7/14/97     22.0625
      7/15/97     21.6250
      7/16/97     21.5625
      7/17/97     21.3750
      7/18/97     21.5000
      7/21/97     21.1250
      7/22/97     21.6250
      7/23/97     21.3125
      7/24/97     20.8750
      7/25/97     20.6250
      7/28/97     20.3750
      7/29/97     19.9375
      7/30/97     20.1250
      7/31/97     20.3750
       8/1/97     20.0625
       8/4/97     19.9375
       8/5/97     20.0625
       8/6/97     19.7500
       8/7/97     19.8750
       8/8/97     20.1875
      8/11/97     20.2500
      8/12/97     20.2500
      8/13/97     20.0625
      8/14/97     20.4375
      8/15/97     21.5625
      8/18/97     21.1250
      8/19/97     21.5000
      8/20/97     23.3125
      8/21/97     23.5625
      8/22/97     23.4375
      8/25/97     23.7500
      8/26/97     24.3750
      8/27/97     24.3750
      8/28/97     24.3750
      8/29/97     23.7500
       9/2/97     25.2500
       9/3/97     25.5000
       9/4/97     25.0625
       9/5/97     25.1250
       9/8/97     25.3125
       9/9/97     26.1250
      9/10/97     26.0000
      9/11/97     25.5000
      9/12/97     25.6250
      9/15/97     25.8750
      9/16/97     25.6250
      9/17/97     26.1250
      9/18/97     26.3125
      9/19/97     26.1875
      9/22/97     26.3125
      9/23/97     26.1875
      9/24/97     26.5625
      9/25/97     25.3125
      9/26/97     25.1250
      9/29/97     25.1250
      9/30/97     25.5000
      10/1/97     26.0625
      10/2/97     26.8750
      10/3/97     27.3125
      10/6/97     27.0000
      10/7/97     27.3125
      10/8/97     27.3750
      10/9/97     25.9375
     10/10/97     24.7500
     10/13/97     24.8750
     10/14/97     26.0000
     10/15/97     25.0000
     10/16/97     25.5625
     10/17/97     25.1250
     10/20/97     25.4375
     10/21/97     25.1250
     10/22/97     24.0000
     10/23/97     25.0000
     10/24/97     26.1875
     10/27/97     25.5625
     10/28/97     24.5000
     10/29/97     25.8750
     10/30/97     26.5000
     10/31/97     26.0000
      11/3/97     27.5625
      11/4/97     27.0000
      11/5/97     26.8125
      11/6/97     25.3750
      11/7/97     25.0000
     11/10/97     23.7500
     11/11/97     23.6875
     11/12/97     22.7500
     11/13/97     20.1250
     11/14/97     19.9375
     11/17/97     20.0000
     11/18/97     18.3125
     11/19/97     17.7500
     11/20/97     18.0000
     11/21/97     18.9375
     11/24/97     18.3125
     11/25/97     18.1250
     11/26/97     18.2500
     11/28/97     18.6250
      12/1/97     18.5625
      12/2/97     17.9375
      12/3/97     18.0000
      12/4/97     18.2500
      12/5/97     18.8750
      12/8/97     19.5000
      12/9/97     21.5625
     12/10/97     21.5625
     12/11/97     21.5625
     12/12/97     21.5625
     12/15/97     21.6250
     12/16/97     21.5625
     12/17/97     21.5625
     12/18/97     21.7500
     12/19/97     21.6875
     12/22/97     22.0000
     12/23/97     22.3125
     12/24/97     22.1875
     12/26/97     22.3750
     12/29/97     22.5625
     12/30/97     22.6250
     12/31/97     22.6250
       1/2/98     22.6250
       1/5/98     22.6250
       1/6/98     22.6875
       1/7/98     22.5625
       1/8/98     22.2500
       1/9/98     21.9375
      1/12/98     21.1250
      1/13/98     21.0625
      1/14/98     20.9375
      1/15/98     22.2500
      1/16/98     22.4375
      1/20/98     22.2500
      1/21/98     22.8750
      1/22/98     22.8125
      1/23/98     22.8750
      1/26/98     23.0625
      1/27/98     23.1875
      1/28/98     23.3750
      1/29/98     23.9375
      1/30/98     24.0625
       2/2/98     24.2500
       2/3/98     24.1250
       2/4/98     24.3125
       2/5/98     24.5625
       2/6/98     23.9375
       2/9/98     24.2500
      2/10/98     24.5000
      2/11/98     24.5625
      2/12/98     24.5000
      2/13/98     24.4375
      2/17/98     25.2500
      2/18/98     24.6875
      2/19/98     25.0000
      2/20/98     24.5625
      2/23/98     24.0625
      2/24/98     24.5000
      2/25/98     24.1875
      2/26/98     24.1250
      2/27/98     24.0625
       3/2/98     24.1250
       3/3/98     23.9375
       3/4/98     23.8750
       3/5/98     23.9375
       3/6/98     23.6250
       3/9/98     23.9375
      3/10/98     24.0625
      3/11/98     24.4375
      3/12/98     24.4375
      3/13/98     24.3125
      3/16/98     24.3750
      3/17/98     24.3125
      3/18/98     24.3750
      3/19/98     24.1875
      3/20/98     24.3750
      3/23/98     24.4375
      3/24/98     24.6250
      3/25/98     24.5625
      3/26/98     24.3750
      3/27/98     24.5000
      3/30/98     24.6875
      3/31/98     25.3125
       4/1/98     25.8750
       4/2/98     25.3125
       4/3/98     25.2500
       4/6/98     25.5625
       4/7/98     25.3750
       4/8/98     25.3125
       4/9/98     26.1875
      4/13/98     26.6250
      4/14/98     27.2500
      4/15/98     27.2500
      4/16/98     26.5000
      4/17/98     26.3750
      4/20/98     26.0625
      4/21/98     26.6250
      4/22/98     26.3750
      4/23/98     26.5625
      4/24/98     26.5625
      4/27/98     26.3125
      4/28/98     26.1250
      4/29/98     26.0000
      4/30/98     25.9375
       5/1/98     24.0000
       5/4/98     25.7500
       5/5/98     25.8125
       5/6/98     25.9375
       5/7/98     26.0625
       5/8/98     26.2500
      5/11/98     26.2500
      5/12/98     25.9375
      5/13/98     25.8125
      5/14/98     25.5000
      5/15/98     25.4375
      5/18/98     25.0625
      5/19/98     24.6875
      5/20/98     24.5625
      5/21/98     24.9375
      5/22/98     25.1250
      5/26/98     25.0000
      5/27/98     25.5000
      5/28/98     25.6250
      5/29/98     25.6250
       6/1/98     26.3750
       6/2/98     27.0000
       6/3/98     27.0000
       6/4/98     26.5000
       6/5/98     26.3125
       6/8/98     26.0000
       6/9/98     26.0000
      6/10/98     25.9375
      6/11/98     26.0625
      6/12/98     25.8750
      6/15/98     25.5000
      6/16/98     25.7500
      6/17/98     25.4375
      6/18/98     25.3750
      6/19/98     25.2500
      6/22/98     25.1250
      6/23/98     25.3750
      6/24/98     24.5625
      6/25/98     24.3750
      6/26/98     24.2500
      6/29/98     23.5000
      6/30/98     23.8125
       7/1/98     24.6250
       7/2/98     25.7500
       7/6/98     26.0000
       7/7/98     26.3125
       7/8/98     26.7500
       7/9/98     26.6875
      7/10/98     26.2500
      7/13/98     26.6250
      7/14/98     26.6875
      7/15/98     26.6250
      7/16/98     26.5625
      7/17/98     26.6250
      7/20/98     26.7500
      7/21/98     26.6875
      7/22/98     27.0625
      7/23/98     27.0625
      7/24/98     26.4375
      7/27/98     26.3750
      7/28/98     26.1875
      7/29/98     25.6250
      7/30/98     25.6875
      7/31/98     25.0000
       8/3/98     24.5000
       8/4/98     24.7500
       8/5/98     25.3750
       8/6/98     25.3125
       8/7/98     25.3750
      8/10/98     25.0000
      8/11/98     24.5625
      8/12/98     24.7500
      8/13/98     24.6250
      8/14/98     24.6250
      8/17/98     24.6875
      8/18/98     25.1875
      8/19/98     24.6250
      8/20/98     24.7500
      8/21/98     24.0000
      8/24/98     23.8750
      8/25/98     21.4375
      8/26/98     20.8125
      8/27/98     20.5625
      8/28/98     20.7500
      8/31/98     20.1250
       9/1/98     20.1250
       9/2/98     19.3750
       9/3/98     18.1250
       9/4/98     19.0625
       9/8/98     18.8125
       9/9/98     18.6250
      9/10/98     18.3750
      9/11/98     19.0000
      9/14/98     19.5625
      9/15/98     19.6875
      9/16/98     20.4375
      9/17/98     21.0000
      9/18/98     22.8125
      9/21/98     23.0625
      9/22/98     23.6250
      9/23/98     24.1875
      9/24/98     24.0000
      9/25/98     23.1250
      9/28/98     23.4375
      9/29/98     23.7500
      9/30/98     23.6875
      10/1/98     23.1250
      10/2/98     22.7500
      10/5/98     21.6875
      10/6/98     21.5000
      10/7/98     21.1875
      10/8/98     20.6250
      10/9/98     20.5000
     10/12/98     21.1875
     10/13/98     21.0625
     10/14/98     22.1250
     10/15/98     23.1250
     10/16/98     23.0625
     10/19/98     23.7500
     10/20/98     23.3125
     10/21/98     23.8750
     10/22/98     23.9375
     10/23/98     23.6250
     10/26/98     23.8750
     10/27/98     23.6250
     10/28/98     23.7500
     10/29/98     23.1250
     10/30/98     22.9375
      11/2/98     22.6250
      11/3/98     22.5625
      11/4/98     22.3125
      11/5/98     21.9375
      11/6/98     21.9375
      11/9/98     21.8750
     11/10/98     21.8125
     11/11/98     21.5000
     11/12/98     21.5000
     11/13/98     21.4375
     11/16/98     21.2500
     11/17/98     21.3750
     11/18/98     21.1875
     11/19/98     21.3125
     11/20/98     21.2500
     11/23/98     21.2500
     11/24/98     21.1250
     11/25/98     21.5625
     11/27/98     21.6250
     11/30/98     21.3750
      12/1/98     21.1250
      12/2/98     21.0625
      12/3/98     21.0625
      12/4/98     21.6250
      12/7/98     21.6875
      12/8/98     21.6250
      12/9/98     21.6250
     12/10/98     21.5000
     12/11/98     22.0000
     12/14/98     21.6250
     12/15/98     21.5000
     12/16/98     21.2500
     12/17/98     21.3125
     12/18/98     21.9375
     12/21/98     23.4375
     12/22/98     23.8125
     12/23/98     26.0000
     12/24/98     26.0625
     12/28/98     26.0625
     12/29/98     26.4375
     12/30/98     26.4375
     12/31/98     26.5000
       1/4/99     26.8750
       1/5/99     26.9375
       1/6/99     27.0000
       1/7/99     26.9375
       1/8/99     26.8750
      1/11/99     27.0000
      1/12/99     26.8750
      1/13/99     27.0000
      1/14/99     26.7500
      1/15/99     26.9375
      1/19/99     27.0000
      1/20/99     26.9375
      1/21/99     27.0000
      1/22/99     26.8750
      1/25/99     27.1250
      1/26/99     27.1250
      1/27/99     26.6250
      1/28/99     26.5625
      1/29/99     26.4375
       2/1/99     26.3125
       2/2/99     26.4375
       2/3/99     27.0625
       2/4/99     27.1250
       2/5/99     27.1250
       2/8/99     27.0625
       2/9/99     26.6250
      2/10/99     26.4375
      2/11/99     26.2500
      2/12/99     24.6250
      2/16/99     25.1250
      2/17/99     24.3125
      2/18/99     23.9375
      2/19/99     23.2500
      2/22/99     22.8125
      2/23/99     23.0000
      2/24/99     22.8125
      2/25/99     22.3750
      2/26/99     21.8750
       3/1/99     22.0000
       3/2/99     21.5000
       3/3/99     21.6875
       3/4/99     21.7500
       3/5/99     22.1875
       3/8/99     23.0625
       3/9/99     23.7500
      3/10/99     23.6250
      3/11/99     23.6250
      3/12/99     23.8750
      3/15/99     23.8125
      3/16/99     23.7500
      3/17/99     23.0000
      3/18/99     23.0000
      3/19/99     22.3750
      3/22/99     22.3125
      3/23/99     22.0000
      3/24/99     21.8125
      3/25/99     21.9375
      3/26/99     23.6875
      3/29/99     23.6250
      3/30/99     23.6875
      3/31/99     22.3750
       4/1/99     22.8750
       4/5/99     23.6250
       4/6/99     23.8750
       4/7/99     23.6875
       4/8/99     23.6875
       4/9/99     23.8125
      4/12/99     24.3750
      4/13/99     25.0625
      4/14/99     25.6250
      4/15/99     27.0625
      4/16/99     28.8125
      4/19/99     28.1250
      4/20/99     27.5000
      4/21/99     27.9375
      4/22/99     28.2500
      4/23/99     28.6875
      4/26/99     28.7500
      4/27/99     28.3750
      4/28/99     28.1250
      4/29/99     27.5625
      4/30/99     26.5625
       5/3/99     27.0000
       5/4/99     27.0000
       5/5/99     27.9375
       5/6/99     28.8125
       5/7/99     28.6875
      5/10/99     28.9375
      5/11/99     28.8125
      5/12/99     28.5625
      5/13/99     29.6250
      5/14/99     29.5625
      5/17/99     30.0000
      5/18/99     31.0000
      5/19/99     30.5625
      5/20/99     30.3750
      5/21/99     30.6875
      5/24/99        30.5



  CREDIT | FIRST
  SUISSE | BOSTON

                                                      CONFIDENTIAL            5
--------------------------------------------------------------------------------
         CPI CORPORATION

OVERVIEW OF PROPOSED TRANSACTION
--------------------------------------------------------------------------------

Transaction Multiples versus Recent Trading Multiples
(Dollars in Millions, except per share amounts)
--------------------------------------------------------------------------------

                                                          Trading Levels as of:
                                                          ---------------------
                                             Proposed     May 24       April 30
                                           Transaction     1999          1999
--------------------------------------------------------------------------------
Share Price                                   $37.00      $30.50        $26.56
Equity Market Value                             $387        $309          $270
Adjusted Market Value                           $386        $293          $253

LTM Multiples of:
  Sales                                         1.0x        0.8x          0.6x
  EBITDA                                        6.5x        5.0x          4.3x
  EBIT                                         12.8x       10.0x          8.6x
  Net Income                                   20.6x       18.7x         16.3x

1999E Multiples of:
  Sales                                         0.9x        0.7x          0.6x
  EBITDA                                        6.1x        4.6x          4.0x
  EBIT                                         12.7x        9.7x          8.4x
  Net Income                                   20.9x       16.7x         14.5x

2000E Multiples of:
  Sales                                         0.9x        0.7x          0.6x
  EBITDA                                        5.3x        4.0x          3.5x
  EBIT                                         10.0x        7.6x          6.6x
  Net Income                                   15.2x       12.2x         10.6x

--------------------------------------------------------------------------------
Note: Transaction multiples are based on LTM results and Management Projections which exclude non-recurring income related to the amortization of the Kodak non-compete agreement.

  CREDIT | FIRST
  SUISSE | BOSTON

                                                       CONFIDENTIAL           6
--------------------------------------------------------------------------------
         CPI Corporation

CPI Corp. - Historical Financial Performance
--------------------------------------------------------------------------------

Historical Financial Summary - CPI Consolidated
(Dollars in Millions)

------------------------------------------------------------------------------------------------------------
                                                                                   '94 - '98     LTM as of
                                    1994      1995      1996      1997      1998      CAGR        5/1/99
------------------------------------------------------------------------------------------------------------
Sales                              $326.3    $338.2    $352.5    $366.7    $389.5      4.5%       $393.6
  % Growth                          16.0%      3.6%      4.2%      4.0%      6.2%                    NMF

EBITDA                              $43.9     $53.1     $48.7     $58.1     $59.1      7.7%        $59.6
  % Margin                          13.5%     15.7%     13.8%     15.8%     15.2%                  15.1%

EBIT                                $25.8     $28.4     $20.3     $28.1     $29.4      3.3%        $30.0
  % Margin                           7.9%      8.4%      5.8%      7.7%      7.5%                   7.6%

Depreciation & Amortization          13.4      19.0      22.6      23.8      24.1
  % of Sales                         4.8%      6.8%      7.8%      7.8%      7.4%

Capital Expenditures                $66.6     $35.4     $28.0     $22.3     $15.5                    N/A
  % of Sales                        24.1%     12.7%      9.7%      7.3%      4.8%                     --
------------------------------------------------------------------------------------------------------------

Note: Historical financial results include only continuing operations (i.e. exclude results of Photofinishing and CopyMat/CopyUSA) and exclude amortization of non-compete agreement.


  CREDIT | FIRST
  SUISSE | BOSTON

                                                       CONFIDENTIAL           7
--------------------------------------------------------------------------------
         CPI Corporation

CPI Corp -- Management Projections
--------------------------------------------------------------------------------

Management Projections - CPI Consolidated
(Dollars in Millions)
--------------------------------------------------------------------------------

                                                                                                                     '99 - '05
                                    1998A       1999P      2000P      2001P      2002P     2003P    2004P    2005P      CAGR
                                   -------     -------     ------     ------    -------    -----    -----    -----   ---------
Sales                             $389.5       $413.0     $436.4     $463.1    $477.3     $491.5   $505.8   $520.2    3.9%
    % Growth                         6.2%         6.0%       5.7%       6.1%      3.1%       3.0%     2.9%     2.8%

EBITDA                              59.1         63.7       73.1       85.6      88.3       90.9     93.5     96.2     7.1%
    % Margin                        15.2%        15.4%      16.7%      18.5%     18.5%      18.5%    18.5%    18.5%

EBIT                                29.4          30.3      38.5       50.3      53.1       58.8     65.6     75.3     16.4%
    % Margin                         7.5%          7.3%      8.8%      10.9%     11.1%      12.0%    13.0%    14.5%

Depreciation & Amortization         29.8          33.4      34.6       35.4      35.2       32.2     28.0     20.9
    % of Sales                       7.6%          8.1%      7.9%       7.6%      7.4%       6.5%     5.5%     4.0%

Capital Expenditures                15.5          28.2      38.2       20.5      17.7       18.3     18.8     19.3
    % of Sales                       4.0%          6.8%      8.8%       4.4%      3.7%       3.7%     3.7%     3.7%

Working Capital                      1.9          (3.4)     (4.6)      (4.4)     (4.5)      (4.7)    (4.8)    (4.9)
    % of Sales                       0.5%         -0.8%     -1.0%      -0.9%     -0.9%      -0.9%    -0.9%    -0.9%

Unlevered Free Cash Flow           $19.7          $29.6     $21.8      $46.4     $51.0      $51.0    $50.6   $49.1

Note: 1998 results and financial projections include only continuing operations (i.e. exclude results of Photofinishing and CopyMat/CopyUSA) and exclude amortization of non-compete agreement.

  CREDIT | FIRST
  SUISSE | BOSTON

                                                        CONFIDENTIAL          8
--------------------------------------------------------------------------------
         CPI Corporation

CPI Corp. - Discounted Cash Flow Analysis of Management Projections
--------------------------------------------------------------------------------

Implied Enterprise Values and Per Share Equity Values
(Dollars in Millions, except per share values)

                  TERMINAL LTM EBITDA MULTIPLE
DISCOUNT   ------------------------------------------
 RATE       4.5X     5.0X     5.5X     6.0X     6.5X
--------------------------------------------------------------------------------

 10.0%      $446     $466     $486     $506     $526     ENTERPRISE VALUE

           $42.17   $43.94   $45.72   $47.49   $49.26    EQUITY VALUE PER SHARE


 11.0%      $418     $437     $455     $473     $492     ENTERPRISE VALUE

           $39.71   $41.33   $42.95   $44.56   $46.18    EQUITY VALUE PER SHARE


 12.0%      $393     $409     $426     $443     $460     ENTERPRISE VALUE

           $37.45   $38.93   $40.41   $41.89   $43.37    EQUITY VALUE PER SHARE

--------------------------------------------------------------------------------

NOTE: Implied discounted cash flow values are based on Management Projections provided to buyers and the indicated discount rates and terminal EBITDA multiples. Per share equity values are based on fully-diluted shares outstanding reflecting both vested and unvested options, and net adjustments totaling $32 million including existing debt, deferred compensation liability, option proceeds and cash & marketable securities.


  CREDIT | FIRST
  SUISSE | BOSTON

                                                       CONFIDENTIAL           9
--------------------------------------------------------------------------------
         CPI Corporation

CPI Corp. -- Discounted Cas Flow Sensitivity Analysis
--------------------------------------------------------------------------------

Implied Enterprise Values and Per Share Equity Values
(Dollars in Millions, except per share values)

EBITDA              SECULAR SALES GROWTH RATE
         ----------------------------------------------
MARGIN    1.0%      2.0%      3.0%      4.0%      5.0%

17%        $341      $345      $390      $416      $445   ENTERPRISE VALUE

         $32.94    $34.98    $37.19    $39.56    $42.12   EQUITY VALUE PER SHARE

16%        $318      $340      $363      $388      $415   ENTERPRISE VALUE

         $30.87    $32.77    $34.83    $37.04    $39.42   EQUITY VALUE PER SHARE

15%        $294      $314      $336      $359      $384   ENTERPRISE VALUE

         $28.80    $30.56    $32.46    $34.51    $36.72   EQUITY VALUE PER SHARE

14%        $271      $289      $309      $331      $354   ENTERPRISE VALUE

         $26.73    $28.35    $30.10    $31.99    $34.02   EQUITY VALUE PER SHARE

13%        $247      $264      $282      $302      $323   ENTERPRISE VALUE

         $24.65    $26.14    $27.74    $29.46    $31.31   EQUITY VALUE PER SHARE

--------------------------------------------------------------------------------

Note: Analysis based on an extrapolation of LTM results in accordance with the indicated sales growth and EBITDA margin sensitivities. Implied discounted cash flow values are based on an 11% discount rate and a terminal EBITDA multiple of 5.5x. Capital expenditures beyond 2001 are assumed to decline to 4% of sales (in terminal year, depreciation and capital expenditures are roughly equivalent). Per share equity values are based on fully-diluted shares outstanding reflecting both vested and unvested options, and net adjustments totaling $32 million including existing debt, deferred compensation liability, option proceeds and cash marketable securities.


  CREDIT | FIRST
  SUISSE | BOSTON

                                                      CONFIDENTIAL           10
--------------------------------------------------------------------------------
         CPI Corporation

CPI Corp. -- Historical and Projected Operating Results
--------------------------------------------------------------------------------

Historical and Projected Sales


                                 [LINE GRAPH]


Year                     Management Projections    1% Growth        5% Growth

1994                                326.3               326.3            326.3
1995                                338.2               338.2            338.2
1996                               352.54              352.54           352.54
1997                              366.666             366.666          366.666
1998                              389.547             389.547          389.547
1999                                  413            393.4425         409.0244
2000                             436.3679            397.3769      429.4755675
2001                             463.1115            401.3507          50.9493
2002                             477.2845            405.3642         473.4968
2003                              491.528            409.4178          497.171
2004                              505.844             413.512         522.0302
2005                             520.2346            417.6471         548.1317



Note: Shaded area represents a range of projected sales based on an assumed compound annual growth rate in sales between 2% and 4%. This forms the basis of the discounted cash flow sensitivity analysis.



Historical and Projected EBITDA Margins


                                 [BAR GRAPH]


Year          EBITDA Margin

1994                13.5%
1995                15.7%
1996                13.8%
1997                15.8%
1998                15.2%
1999                15.4%
2000                16.7%
2001                18.5%
2002                18.5%
2003                18.5%
2004                18.5%
2005                18.5%

Dotted Boxes:
15% - 17%


Note: Box outline areas represent projected EBITDA margins between 15% and 17%, which form the basis of the discounted cash flow sensitivity analysis.

                                                      CONFIDENTIAL           11
--------------------------------------------------------------------------------
         CPI Corporation

CPI Corp. -- Comparable Company Trading Analysis
--------------------------------------------------------------------------------

Comparable Company Trading Multiples
--------------------------------------------------------------------------------

                                                   ADJUSTED MARKET
                        EQUITY      ADJUSTED        VALUE/EBITDA           PRICE/EARNINGS(1)
                        MARKET       MARKET       -----------------      --------------------       LONG-TERM         DEBT/
COMPANY                  VALUE        VALUE        LTM       1999E        1999E        2000E       GROWTH RATE       CAPITAL
------------------------------------------------------------------------------------------------------------------------------
CPI Corp.                $309          $293        5.0x       4.6x        14.0x        13.6x           10%            33.8%

Licensed Businesses

Cole National            $182          $408        4.3x       4.1x         7.4x         7.4x           18%            65.6%
Finlay Fine Jewelry      $136          $344        4.4x       NA           6.7x         6.1x           17%            69.3%

Commemorative Products
  Companies
Jostens, Inc             $730          $822        6.8x       6.1x        12.5x        11.0x           10%            68.0%
American Greetings     $1,974        $2,486        6.4x       7.9x        13.1x        10.9x           10%            28.9%


Photofinishing
  Businesses
Moto Photo                 $8           $17        6.5x       NA          12.9x        10.3x           N/A            69.4%
Seattle Filmworks         $52           $37        7.6x       NA          NMF           7.8x           18%             2.0%

--------------------------------------------------------------------------------

Source: Investext Equity Research and Management Projections.

Note: Valuation based on recent share prices as of 05/24/99.

(1) CPI's earnings multiples based on forecasted earnings that exclude non-compete amortization and assume cash on the balance sheet earns 5% interest pretax.


          CPI's Recent LTM Enterprise Value/EBITDA Trading Multiples


                                 [BAR GRAPH]


        Date
       2/7/98    4.013609
       5/2/98    4.091328
      7/25/98     4.44324
     11/14/98    3.319324
       2/6/99    3.971935
      4/30/99    4.279169
      5/24/99    4.953528



  CREDIT | FIRST
  SUISSE | BOSTON

                                                      CONFIDENTIAL           12
--------------------------------------------------------------------------------
         CPI Corporation

CPI Corp. - Comparable Acquisitions Analysis
--------------------------------------------------------------------------------

Acquisition Precedents In the Portrait Photography and Related Industries (Dollars in Millions)
--------------------------------------------------------------------------------

                                                                                           Adjusted Purchases
                                                                                      Price as a Multiple of LTM:
Announce-                                                         Equity    Adjusted  ----------------------------  Purchase Price
ment      Acquiror/                      Description             Purchase   Purchase         Operating   Operating  as a Multiple of
Date      Target                         of Target                Price      Price    Sales   Cash Flow   Income     LTM Net Income
------------------------------------------------------------------------------------------------------------------------------------

TBD       ASCP/                 Operates portrait studios         $387.2    $385.5    1.0x      6.5x      12.8x         20.6x
           CPI Corp.            in Sears stores nationwide.
------------------------------------------------------------------------------------------------------------------------------------

May-99    Hallmark/             Operates stand-alone one-hour        N/A       N/A     N/A       N/A        N/A           N/A
           Picture People       portrait studios.

Apr-98    Jupiter Partners/     Operates portrait studios         $231.8    $277.6    1.2x      7.0x      12.4x         26.1x
           PCA Internatioinal   within Kmart and Wal-mart
                                stores.

Sep-97    PCA International/    Operates portrait studios          $53.6     $66.0    0.6x     16.8x        NMF           NMF
           American Studios     locations.

Aug-96    Eastman Kodak/        Provides photofinishing           $110.0(2) $110.0(2) 0.6x      9.6x        NMF            NA
           Fox Photo            services, wholesale and
                                retail photo supplies.

Aug-94    Eastman Kodak/        Provides photo processing         $300.0    $568.0    0.7x        NA         NA            NA
           Qualex               and finishing services.

May-93    CPI Corp./            Operates mall-based stores         $14.8     $14.8    0.3x      2.7x       4.5x          6.9x
           Prints Plus          selling prints and custom
                                framing services.

Aug-91    CPI Corp./            Provides photofinishing            $27.6     $62.9    0.9x      5.1x       9.0x         10.2x
           Fox Photo            services, wholesale and
                                retail photo supplies.

Jul-91    Qualex/               Provides photo processing          $75.0     $75.0    0.8x        NA         NA            NA
           Guardian Photo       services.

Apr-88    Jostens/              Provides portrait photography      $24.7     $23.9    1.3x      5.3x       6.1x         10.1x
           School Pictures      services.
           Inc.
------------------------------------------------------------------------------------------------------------------------------------
MEDIAN                                                                                0.8x      6.1x       7.5x         10.1x
------------------------------------------------------------------------------------------------------------------------------------

Note: The cash flow multiples for the PGA/American Studios and Eastman Kodak/ Fox Photo transactions relevant as the targets were unprofitable in their LTM periods.

(1)  Multiple based on net income which excludes non0-compete amortization
(2) Nominal Implied consideration for a 100% stake based on a $56.1 million purchase price for a 51% stake. the present value purchase price for all of Fox Photo based o the amount and timing of the consideration ultimately paid by Kodak for the remaining 49% was approximately $103 million.


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  SUISSE | BOSTON

                                                      CONFIDENTIAL           13
--------------------------------------------------------------------------------
         CPI Corporation

CPI Corp. -- Leveraged Buyout Analysis
--------------------------------------------------------------------------------

Leveraged Buyout Analysis - Analysis of ASCP Financing Structure
(Dollars in Millions)
--------------------------------------------------------------------------------

USES OF FUNDS                             SOURCES OF FUNDS
--------------------------------------------------------------------------------

Purchase of Equity$387.2  Revolving Credit
Redemption of Senior Note(1)      62.2      Facility (8.00%)             $5.7
Debt Repurchase Premium            4.1    Term Loan A (8.00%)            40.0
Transactions Costs & Fees         26.7    Term Loan B (8.25%)           105.0
                                          Subordinated Debt
               Securities (12.00%)         150.0
   Equity Contribution           115.6
                                          Excess Cash                    64.0

                                ------                                 ------
TOTAL USES                      $480.3    TOTAL SOURCES                $480.3
--------------------------------------------------------------------------------

(1) Includes accrued interest payment due June 15, 1999 of $2.2 million.
Note: Based on proposed capital structure and estimated market interest rates.


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

                                                      CONFIDENTIAL           14
--------------------------------------------------------------------------------
          CPI Corporation

CPI Corp. -- Leveraged Buyout Analysis (continued)
--------------------------------------------------------------------------------

               LTM Pro Forma Interest Coverage and Capitalization
               --------------------------------------------------

               EBIT/Total Interest                           0.7x
               EBITDA/Total Interest                         2.0x
               (EBITDA - Capex)/Total Interest               1.5x
               Net Debt/EDITDA                               5.0x
               Net Debt/Total Capitalization                71.7%
               --------------------------------------------------

               Pre-Tax IRR to Equity Investors
               -------------------------------

                                             EXIT YEAR
               TERMINAL EBITDA     ------------------------------
                   MULTIPLE         2001        2003        2005
               --------------------------------------------------
                     4.5x            3.9%       14.1%       15.7%
                     5.4x           23.0%       22.1%       20.1%
                     6.5x           37.6%       28.5%       23.7%
               --------------------------------------------------
               Note: Returns based on Management's Projections, ASCP's proposed capital structure, estimated interest rates, and illustrative exit multiples.


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

                                                      CONFIDENTIAL           15
--------------------------------------------------------------------------------
         CPI Corporation

CPI Corp. - Valuation Summary
--------------------------------------------------------------------------------

(Dollars in Millions, except per share amounts)
--------------------------------------------------------------------------------

                               ENTERPRISE         PER SHARE                                  IMPLIED VALUATION MULTIPIES
                               VALUATION      EQUITY VALUATION
VALUATION METHODOLOGIES          RANGE              RANGE          YEAR     REVENUES      EBITDA            EBIT         NET INCOME
------------------------------------------------------------------------------------------------------------------------------------

DISCOUNTED CASH FLOW ANALYSIS   $315 - $490    $30.61 - $46.05    1999P    0.8x - 1.2x   4.9x - 7.7x   10.4x - 16.2x   16.5x - 25.7x
                                                                   LTM     0.8x - 1.2x   5.3x - 8.2x   10.5x - 16.3x   16.7x - 25.9x

COMPARABLE COMPANY ANALYSIS     $240 - $300    $23.99 - 29.29     1999P    0.6x - 0.7x   3.8x - 4.7x    7.9x -  9.9x   19.9x - 15.7x
                                                                   LTM     0.6x - 0.8x   4.0x - 5.0x    8.5x - 10.0x   12.7x - 15.9x

COMPARABLE ACQUISTION
  ANALYSIS                      $300 - $425    $29.29 - 40.31     1999P    0.7x - 1.0x   4.7x - 6.7x    9.9x - 14.0x   15.7x - 22.3x
                                                                   LTM     0.8x - 1.1x   5.0x - 7.1x   10.0x - 14.2x   15.9x - 22.5x

LEVERAGED BUYOUT ANALYSIS
                                $325 - $400    $31.49 - 38.11     1999P    0.8x - 1.0x   5.1x - 6.3x   10.7x - 13.2x   17.0x - 21.0x
                                                                   LTM     0.8x - 1.0x   5.5x - 6.7x   10.8x - 13.3x   17.2x - 21.2x

------------------------------------------------------------------------------------------------------------------------------------

CSFB REFERENCE VALUATION
                                $325 - $425    $31.49 - 40.31     1999P    0.8x - 1.0x   5.1x - 6.7x   10.7x - 14.0x   17.0x - 22.3x
                                                                   LTM     0.8x - 1.1x   5.5x - 7.1x   10.8x - 14.2x   17.2x - 22.5x

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

PROPOSED TRANSACTION VALUE         $366            $37.00         1999P        0.9x          6.1x           12.7x          10.9x
                                                                   LTM         1.0x          6.5x           12.8x          20.6x

Note: Discounted cash flow analysis based on Management Projections and sensitivities thereof. Per share value ranges based on fully-diluted shares outstanding including vested and unvested options, and net adjustment totaling $32 million including existing debt, deferred compensation liability, option proceeds and cash & marketable securities.

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